Exhibit 10.1
COMMERCIAL CONTRACT - UNIMPROVED PROPERTY
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2022

1.PARTIES: Seller agrees to sell and convey to Buyer the Property described in Paragraph 2. Buyer agrees to buy the Property from Seller for the sales price stated in Paragraph 3. The parties to this contract are:

Seller:	Hal B Boone

Address:	P.O. Box 348, Friendswood, TX 77546
Phone:	E-mail:
Mobile:	Fax or Other:

Buyer:	Castle BIosciences, Inc.

Address:	505 S. Friendswood Drive 4th Floor, Friendswood, TX 77546
Phone:	E-mail:
Mobile:	Fax or Other:

2.PROPERTY:
A.“Property” means that real property situated in Galveston County, Texas at
Narnia Way & FM 528 Friendswood, Texas 77546
(address) and that is legally described on the attached Exhibit A or as follows:
ABST 128 A JACKSON SUR TR 4, ACRES approximately 26 Acres, more or less

Seller and Buyer have agreed that Buyer will purchase approximately 24 acres of the above referenced property.

B.Seller will sell and convey the Property together with:
(1)all rights, privileges, and appurtenances pertaining to the Property, including Seller’s right, title, and interest in any minerals, utilities, adjacent streets, alleys, strips, gores, and rights-of-way;
(2)Seller’s interest in all leases, rents, and security deposits for all or part of the Property; and
(3)Seller’s interest in all licenses and permits related to the Property.
(Describe any exceptions, reservations, or restrictions in Paragraph 12 or an addendum.)
(If mineral rights are to be reserved an appropriate addendum should be attached.)
3.SALES PRICE:
A.At or before closing, Buyer will pay the following sales price for the Property:
(1)Cash portion payable by Buyer at closing . . . . . . . . . . . . . . . . . . . . . . . $ 7,579,440.00
(2)Sum of all financing described in Paragraph 4 . . . . . . . . . . . . . . . . . . . . $
(3)Sales price (sum of 3A(1) and 3A(2)) . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 7,579,440.00

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This form is for the exclusive use of the subscriber named below. Any use by others is strictly prohibited. Use of this form does not indicate membership in Texas REALTORS®.
Company name goes here, 1360 Post Oak Blv., Suite 1900 HOUSTON TX 77056 Phone: (713)985-4626 Fax: Castle Biosciences
RANDY WILHELM Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
B.Adjustment to Sales Price: (Check (1) or (2) only.)
☐    (1) The sales price will not be adjusted based on a survey.
☒    (2) The sales price will be adjusted based on the latest survey obtained under Paragraph 6B.
(a)The sales price is calculated on the basis of $ 7.25 per:
☒    (i) square foot of ☒ total area ☐ net area.
☐    (ii) acre of ☐ total area ☐ net area.
(b)“Total area” means all land area within the perimeter boundaries of the Property. “Net area” means total area less any area of the Property within:
☐    (i) public roadways;
☐    (ii) rights-of-way and easements other than those that directly provide utility services to the
Property; and
☐    (iii)
.
(c)If the sales price is adjusted by more than % of the stated sales price, either party may terminate this contract by providing written notice to the other party within days after the terminating party receives the survey. If neither party terminates this contract or if the variance is less than the stated percentage, the adjustment to the sales price will be made to the cash portion of the sales price payable by Buyer.
4.FINANCING: Buyer will finance the portion of the sales price under Paragraph 3A(2) as follows:
☒    A. Third Party Financing: One or more third party loans in the total amount of $ 5,000,000.00 .
This contract:
☐ (1) is not contingent upon Buyer obtaining third party financing.
☒ (2) is contingent upon Buyer obtaining third party financing in accordance with the attached
Commercial Contract Financing Addendum (TXR-1931).
☐    B. Assumption: In accordance with the attached Commercial Contract Financing Addendum (TXR-1931), Buyer will assume the existing promissory note secured by the Property, which balance at closing will be $ .
☐    C. Seller Financing: Buyer will deliver a promissory note and deed of trust to Seller under the terms of the attached Commercial Contract Financing Addendum (TXR-1931) in the amount of $ .
5.EARNEST MONEY:
A.Not later than 3 days after the effective date, Buyer must deposit $ $150,000.00 as earnest money with Houston Title Holdings (title company) at 7500 San Felipe Ste 1020 Houston, 77027 (address) Frank Vandiver (closer). If Buyer fails to timely deposit the earnest money, Seller may terminate this contract or exercise any of Seller’s other remedies under Paragraph 15 by providing written notice to Buyer before Buyer deposits the earnest money.
B.Buyer will deposit an additional amount of $ with the title company to be made part of the earnest money on or before:
☐    (i) days after Buyer’s right to terminate under Paragraph 7B expires; or
☐    (ii) .
Buyer will be in default if Buyer fails to deposit the additional amount required by this Paragraph 5B within 3 days after Seller notifies Buyer that Buyer has not timely deposited the additional amount.

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
C.Buyer may instruct the title company to deposit the earnest money in an interest-bearing account at a federally insured financial institution and to credit any interest to Buyer.
6.TITLE POLICY AND SURVEY:
A.Title Policy:
(1)Seller, at Seller’s expense, will furnish Buyer an Owner’s Policy of Title Insurance (the title policy) issued by any underwriter of the title company in the amount of the sales price, dated at or after closing, insuring Buyer against loss under the title policy, subject only to:
(a)those title exceptions permitted by this contract or as may be approved by Buyer in writing; and
(b)the standard printed exceptions contained in the promulgated form of title policy unless this contract provides otherwise.
(2)The standard printed exception as to discrepancies, conflicts, or shortages in area and boundary lines, or any encroachments or protrusions, or any overlapping improvements:
☐ (a) will not be amended or deleted from the title policy.
☒ (b) will be amended to read “shortages in areas” at the expense of ☒ Buyer ☐ Seller.
(3)Within 15 days after the effective date, Seller will furnish Buyer a commitment for title insurance (the commitment) including legible copies of recorded documents evidencing title exceptions. Seller authorizes the title company to deliver the commitment and related documents to Buyer at Buyer’s address.
B.Survey: Within 30 days after the effective date:
☐ (1) Buyer will obtain a survey of the Property at Buyer’s expense and deliver a copy of the survey to Seller. The survey must be made in accordance with the: (i) ALTA/NSPS Land Title Survey standards, or (ii) Texas Society of Professional Surveyors’ standards for a Category 1A survey under the appropriate condition. Seller will reimburse Buyer (insert amount) of the cost of the survey at closing, if closing occurs.
☒ (2) Seller, at Seller’s expense, will furnish Buyer a survey of the Property dated after the effective date. The survey must be made in accordance with the: (i) ALTA/NSPS Land Title Survey standards, or (ii) Texas Society of Professional Surveyors’ standards for a Category 1A survey under the appropriate condition.
☐ (3) Seller will deliver to Buyer and the title company a true and correct copy of Seller’s most recent survey of the Property along with an affidavit required by the title company for approval of the existing survey. If the existing survey is not acceptable to the title company, ☐ Seller ☐ Buyer (updating party), will,at the updating party’s expense, obtain a new or updated survey acceptable to the title company and deliver the acceptable survey to the other party and the title company within 30 days after the title company notifies the parties that the existing survey is not acceptable to the title company. The closing date will be extended daily up to 30 days if necessary for the updating party to deliver an acceptable survey within the time required. The other party will reimburse the updating party (insert amount or percentage) of the cost of the new or updated survey at closing, if closing occurs.
C.Buyer’s Objections to the Commitment and Survey:
(1)Within 10 business days after Buyer receives the last of the commitment, copies of the documents evidencing the title exceptions, and any required survey, Buyer may object in writing to matters disclosed in the items if: (a) the matters disclosed are a restriction upon the Property or constitute a defect or encumbrance to title other than those permitted by this contract or liens that Seller will
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546 satisfy at closing or Buyer will assume at closing; or (b) the items show that any part of the Property lies in a special flood hazard area (an “A” or “V” zone as defined by FEMA). If the commitment or survey is revised or any new document evidencing a title exception is delivered, Buyer may object in writing to any new matter revealed in such revision or new document. Buyer’s objection must be made within the same number of days stated in this paragraph, beginning when the revision or new document is delivered to Buyer. If Paragraph 6B(1) applies, Buyer is deemed to receive the survey on the earlier of: (i) the date Buyer actually receives the survey; or (ii) of the deadline specified in Paragraph 6B.
(2)Seller may, but is not obligated to, cure Buyer’s timely objections within 15 days after Seller receives the objections. The closing date will be extended as necessary to provide such time to cure the objections. If Seller fails to cure the objections by the time required, Buyer may terminate this contract by providing written notice to Seller within 5 days after the time by which Seller must cure the objections. If Buyer terminates, the earnest money, less any independent consideration under Paragraph 7B(1), will be refunded to Buyer.
(3)Buyer’s failure to timely object or terminate under this Paragraph 6C is a waiver of Buyer’s right to object except that Buyer will not waive the requirements in Schedule C of the commitment.
7.PROPERTY CONDITION:
A.Present Condition: Buyer accepts the Property in its present condition except that Seller, at Seller’s expense, will complete the following before closing:
.

B.Feasibility Period: Buyer may terminate this contract for any reason within 90 days after the effective date (feasibility period) by providing Seller written notice of termination.
(1) Independent Consideration. (Check only one box and insert amounts.)
☒ (a) If Buyer terminates under this Paragraph 7B, the earnest money will be refunded to Buyer less $ 1,000.00 that Seller will retain as independent consideration for Buyer’s unrestricted right to terminate. Buyer has tendered the independent consideration to Seller upon payment of the amount specified in Paragraph 5A to the title company. The independent consideration is to be credited to the sales price only upon closing of the sale. If no dollar amount is stated in this Paragraph 7B(1) or if Buyer fails to deposit the earnest money, Buyer will not have the right to terminate under this Paragraph 7B.
☐ (b) Not later than 3 days after the effective date, Buyer must pay $ as independent consideration for Buyer’s right to terminate by tendering such amount to the title company. Buyer authorizes escrow agent to release and deliver the independent consideration to Seller at any time upon Seller's request without further notice to or consent from Buyer. If Buyer terminates under this Paragraph 7B, the earnest money will be refunded to Buyer and Seller will retain the independent consideration. The independent consideration will be credited to the sales price only upon closing of the sale. If no dollar amount is stated in this Paragraph 7B(2) or if Buyer fails to pay the independent consideration, Buyer will not have the right to terminate under this Paragraph 7B.
☐ (2) Feasibility Period Extension: Prior to the expiration of the initial feasibility period, Buyer may extend the feasibility period for a single additional period of days by delivering $ to the title company as additional earnest money.
(a) $ of the additional earnest money will be retained by Seller as additional independent consideration for Buyer's unrestricted right to terminate, but will be credited to the
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546 sales price only upon closing of the sale. If Buyer terminates under this Paragraph 7B, the additional earnest money will be refunded to Buyer and Seller will retain the additional independent consideration.
(b)Buyer authorizes escrow agent to release and deliver to Seller the following at any time upon Seller's request without further notice to or consent from Buyer:
(i)The additional independent consideration.
(ii)(Check no boxes or only one box.)
☐ all or ☐ $ of the remaining portion of the additional earnest money, which will be refunded to Buyer if Buyer terminates under this Paragraph 7B or if Seller defaults under this contract.
If no dollar amount is stated in this Paragraph 7B(2) as additional earnest money or as additional independent consideration, or if Buyer fails to timely deliver the additional earnest money, the extension of the feasibility period will not be effective.
C.Inspections, Studies, or Assessments:
(1)During the feasibility period, Buyer, at Buyer’s expense, may complete or cause to be completed any and all inspections, studies, or assessments of the Property (including all improvements and fixtures) desired by Buyer.
(2)Buyer must:
(a)employ only trained and qualified inspectors and assessors;
(b)notify Seller, in advance, of when the inspectors or assessors will be on the Property;
(c)abide by any reasonable entry rules or requirements of Seller;
(d)not interfere with existing operations or occupants of the Property; and
(e)restore the Property to its original condition if altered due to inspections, studies, or assessments that Buyer completes or causes to be completed.
(3)Except for those matters that arise from the negligence of Seller or Seller’s agents, Buyer is responsible for any claim, liability, encumbrance, cause of action, and expense resulting from Buyer’s inspections, studies, or assessments, including any property damage or personal injury. Buyer will indemnify, hold harmless, and defend Seller and Seller’s agents against any claim involving a matter for which Buyer is responsible under this paragraph. This paragraph survives termination of this contract.
D.Property Information:
(1)Delivery of Property Information: Within 10 days after the effective date, Seller will deliver to Buyer the following to the extent in Seller's possession or control: (Check all that apply.)
☒ (a) copies of all current leases, including any mineral leases, pertaining to the Property, including any modifications, supplements, or amendments to the leases;
☒ (b) copies of all notes and deeds of trust against the Property that Buyer will assume or that Seller will not pay in full on or before closing;
☒ (c) copies of all previous environmental assessments, geotechnical reports, studies, or analyses made on or relating to the Property;
☒ (d) copies property tax statements for the Property for the previous 2 calendar years;
☒ (e) plats of the Property;
☒ (f) copies of current utility capacity letters from the Property’s water and sewer service provider; and
☐ (g)
.

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
(2)Return of Property Information: If this contract terminates for any reason, Buyer will, not later than 10 days after the termination date: (Check all that apply.)
☒ (a) return to Seller all those items described in Paragraph 7D(1) that Seller delivered to Buyer in other than an electronic format and all copies that Buyer made of those items;
☒ (b) delete or destroy all electronic versions of those items described in Paragraph 7D(1) that Seller delivered to Buyer or Buyer copied in any format; and
☒ (c) deliver to Seller copies of all inspection and assessment reports related to the Property that Buyer completed or caused to be completed.
This Paragraph 7D(2) survives termination of this contract.
E.Contracts Affecting Operations: Until closing, Seller: (1) will operate the Property in the same manner as on the effective date under reasonably prudent business standards; and (2) will not transfer or dispose of any part of the Property, any interest or right in the Property, or any of the personal property or other items described in Paragraph 2B or sold under this contract. After the feasibility period ends, Seller may not enter into, amend, or terminate any other contract that affects the operations of the Property without Buyer’s written approval.
~~8.LEASES:~~
~~A.Each written lease Seller is to assign to Buyer under this contract must be in full force and effect according to its terms. Seller may not enter into any new lease, fail to comply with any existing lease, or make any amendment or modification to any existing lease without Buyer’s written consent. Seller must disclose, in writing, if any of the following exist at the time Seller provides the leases to the Buyer or subsequently occur before closing:~~
~~(1)any failure by Seller to comply with Seller’s obligations under the leases;~~
~~(2)any circumstances under any lease that entitle the tenant to terminate the lease or seek any offsets or damages;~~
~~(3)any advance sums paid by a tenant under any lease;~~
~~(4)any concessions, bonuses, free rents, rebates, brokerage commissions, or other matters that affect any lease; and~~
~~(5)any amounts payable under the leases that have been assigned or encumbered, except as security for loan(s) assumed or taken subject to under this contract.~~
~~B.Estoppel Certificates: Within days after the effective date, Seller will deliver to Buyer estoppel certificates signed not earlier than by each tenant that leases space in the Property. The estoppel certificates must include the certifications contained in the current version of TXR Form 1938 – Commercial Tenant Estoppel Certificate and any additional information requested by a third party lender providing financing under Paragraph 4 if the third party lender requests such additional information at least 10 days prior to the earliest date that Seller may deliver the signed estoppel certificates.~~

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
9.BROKERS:
A.The brokers to this sale are:

Principal Broker:	O’Farrell Realty	Principal Broker:	PCR Brokerage Houston, LLC d/b/a
Partners
Agent:	David O’ Farrell	Agent:	Griff Bandy
Address:	331 E. Parkwood Avenue	Address:	1360 Post Oak Blv., Suite 1900
Friendswood, TExas 77546	Houston, Texas 77056
Phone & Fax:	Phone & Fax:
E-mail:	E-mail:
License No.:	License No.:

Principal Broker: (Check only one box) Cooperating Broker represents Buyer.
☒ represents Seller only.
☐ represents Buyer only.
☐ is an intermediary between Seller and Buyer.

B.Fees: (Check only (1) or (2) below.)
(Complete the Agreement Between Brokers on page 14 only if (1) is selected.)
☐ (1) Seller will pay Principal Broker the fee specified by separate written commission agreement between Principal Broker and Seller. Principal Broker will pay Cooperating Broker the fee specified in the Agreement Between Brokers found below the parties’ signatures to this contract.
☒    (2) At the closing of this sale, Seller will pay:
Principal Broker a total cash fee of: Cooperating Broker a total cash fee of:
☐ 3.000 % of the sales price. ☐ 3.000 % of the sales price.
☐ . ☐ .
The cash fees will be paid in County, Texas. Seller authorizes the title company to pay the brokers from the Seller’s proceeds at closing.
NOTICE: Chapter 62, Texas Property Code, authorizes a broker to secure an earned commission with a lien against the Property.
C.The parties may not amend this Paragraph 9 without the written consent of the brokers affected by the amendment.
10.CLOSING:
A.The date of the closing of the sale (closing date) will be on or before the later of:
(1)☒ 30 days after the expiration of the feasibility period.
☐ (specific date).
☐ .
(2)7 days after objections made under Paragraph 6C have been cured or waived.
B.If either party fails to close by the closing date, the non-defaulting party may exercise the remedies in Paragraph 15.

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
C.At closing, Seller will execute and deliver, at Seller’s expense, a ☐ general ☒ special warranty deed. The deed must include a vendor’s lien if any part of the sales price is financed. The deed must convey good and indefeasible title to the Property and show no exceptions other than those permitted under Paragraph 6 or other provisions of this contract. Seller must convey the Property:
(1)with no liens, assessments, or other security interests against the Property which will not be satisfied out of the sales price, unless securing loans Buyer assumes;
(2)without any assumed loans in default; and
(3)with no persons in possession of any part of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases assigned to Buyer under this contract.
D.At closing, Seller, at Seller’s expense, will also deliver to Buyer:
(1)tax statements showing no delinquent taxes on the Property;
(2)an assignment of all leases to or on the Property;
(3)to the extent assignable, an assignment to Buyer of any licenses and permits related to the Property;
(4)evidence that the person executing this contract is legally capable and authorized to bind Seller;
(5)an affidavit acceptable to the title company stating that Seller is not a foreign person or, if Seller is a foreign person, a written authorization for the title company to: (i) withhold from Seller’s proceeds an amount sufficient to comply with applicable tax law; and (ii) deliver the amount to the Internal Revenue Service (IRS) together with appropriate tax forms; and
(6)any notices, statements, certificates, affidavits, releases, and other documents required by this contract, the commitment, or law necessary for the closing of the sale and issuance of the title policy, all of which must be completed by Seller as necessary.
E.At closing, Buyer will:
(1)pay the sales price in good funds acceptable to the title company;
(2)deliver evidence that the person executing this contract is legally capable and authorized to bind Buyer;
(3)sign and send to each tenant in a lease for any part of the Property a written statement that:
(a)acknowledges Buyer has received and is responsible for the tenant’s security deposit; and
(b)specifies the exact dollar amount of the security deposit;
(4)sign an assumption of all leases then in effect; and
(5)execute and deliver any notices, statements, certificates, or other documents required by this contract or law necessary to close the sale.
F.Unless the parties agree otherwise, the closing documents will be as found in the basic forms in the current edition of the State Bar of Texas Real Estate Forms Manual without any additional clauses.
11.POSSESSION: Seller will deliver possession of the Property to Buyer upon closing and funding of this sale in its present condition with any repairs Seller is obligated to complete under this contract, ordinary wear and tear excepted. Any possession by Buyer before closing or by Seller after closing that is not authorized by a separate written lease agreement is a landlord-tenant at sufferance relationship between the parties.
12.SPECIAL PROVISIONS: The following special provisions apply and will control in the event of a conflict with other provisions of this contract. (If special provisions are contained in an Addendum, identify the Addendum here and reference the Addendum in Paragraph 22D.)
See Special Provisions Addendum attached hereto and incorporated herein.

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
13.SALES EXPENSES:
A.Seller’s Expenses: Seller will pay for the following at or before closing:
(1)releases of existing liens, other than those liens assumed by Buyer, including prepayment penalties and recording fees;
(2)release of Seller’s loan liability, if applicable;
(3)tax statements or certificates;
(4)preparation of the deed;
(5)one-half of any escrow fee;
(6)costs to record any documents to cure title objections that Seller must cure; and
(7)other expenses that Seller will pay under other provisions of this contract.
B.Buyer’s Expenses: Buyer will pay for the following at or before closing:
(1)all loan expenses and fees;
(2)preparation of any deed of trust;
(3)recording fees for the deed and any deed of trust;
(4)premiums for flood insurance as may be required by Buyer’s lender;
(5)one-half of any escrow fee;
(6)other expenses that Buyer will pay under other provisions of this contract.
14.PRORATIONS:
A.Prorations:
(1)Interest on any assumed loan, taxes, rents, and any expense reimbursements from tenants will be prorated through the closing date.
(2)If the amount of ad valorem taxes for the year in which the sale closes is not available on the closing date, taxes will be prorated on the basis of taxes assessed in the previous year. If the taxes for the year in which the sale closes vary from the amount prorated at closing, the parties will adjust the prorations when the tax statements for the year in which the sale closes become available. This Paragraph 14A(2) survives closing.
(3)If Buyer assumes a loan or is taking the Property subject to an existing lien, Seller will transfer all reserve deposits held by the lender for the payment of taxes, insurance premiums, and other charges to Buyer at closing and Buyer will reimburse such amounts to Seller by an appropriate adjustment at closing.
B.Rollback Taxes: If Seller’s use or change in use of the Property before closing results in the assessment of additional taxes, penalties, or interest (assessments) for periods before closing, the assessments will be the obligation of the Seller. If this sale or Buyer’s use of the Property after closing results in additional assessments for periods before closing, the assessments will be the obligation of Buyer. This Paragraph 14B survives closing.
C.Rent and Security Deposits: At closing, Seller will tender to Buyer all security deposits and the following advance payments received by Seller for periods after closing: prepaid expenses, advance rental payments, and other advance payments paid by tenants. Rents prorated to one party but received by the other party will be remitted by the recipient to the party to whom it was prorated within 5 days after the rent is received. This Paragraph 14C survives closing.
15.DEFAULT:
A.If Buyer fails to comply with this contract, Buyer is in default and Seller, as Seller's sole remedy(ies), may terminate this contract and receive the earnest money, as liquidated damages for Buyer’s

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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546 failure except for any damages resulting from Buyer's inspections, studies or assessments in accordance with Paragraph 7C(3) which Seller may pursue, or
(Check if applicable)
~~☐ enforce specific performance, or seek such other relief as may be provided by law.~~
B.If, without fault, Seller is unable within the time allowed to deliver the estoppel certificates, survey or the commitment, Buyer may:
(1)terminate this contract and receive the earnest money, less any independent consideration under Paragraph 7B(1), as liquidated damages and as Buyer’s sole remedy; or
(2)extend the time for performance up to 15 days and the closing will be extended as necessary.
C.Except as provided in Paragraph 15B, if Seller fails to comply with this contract, Seller is in default and Buyer may:
(1)terminate this contract and receive the earnest money, less any independent consideration under Paragraph 7B(1), as liquidated damages and as Buyer’s sole remedy; or
(2)enforce specific performance, or seek such other relief as may be provided by law, or both.
16.CONDEMNATION: If before closing, condemnation proceedings are commenced against any material part of the Property, Buyer may:
A.terminate this contract by providing written notice to Seller within 15 days after Buyer is advised of the condemnation proceedings and the earnest money, less any independent consideration paid under Paragraph 7B(1), will be refunded to Buyer; or
B.appear and defend in the condemnation proceedings and any award will, at Buyer’s election, belong to:
(1)Seller and the sales price will be reduced by the same amount; or
(2)Buyer and the sales price will not be reduced.
17.ATTORNEY’S FEES: If Buyer, Seller, any broker, or the title company is a prevailing party in any legal proceeding brought under or with relation to this contract or this transaction, such party is entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney’s fees. This Paragraph 17 survives termination of this contract.
18.ESCROW:
A.At closing, the earnest money will be applied first to any cash down payment, then to Buyer’s closing costs, and any excess will be refunded to Buyer. If no closing occurs, the title company may require payment of unpaid expenses incurred on behalf of the parties and a written release of liability of the title company from all parties.
B.If one party makes written demand for the earnest money, the title company will give notice of the demand by providing to the other party a copy of the demand. If the title company does not receive written objection to the demand from the other party within 15 days after the date the title company sent the demand to the other party, the title company may disburse the earnest money to the party making demand, reduced by the amount of unpaid expenses incurred on behalf of the party receiving the earnest money and the title company may pay the same to the creditors.
C.The title company will deduct any independent consideration under Paragraph 7B(1) before disbursing any earnest money to Buyer and will pay the independent consideration to Seller.
D.If the title company complies with this Paragraph 18, each party hereby releases the title company from all claims related to the disbursal of the earnest money.
E.Notices under this Paragraph 18 must be sent by certified mail, return receipt requested. Notices to the title company are effective upon receipt by the title company.
TXR-1802) 07-08-22    Initialed for identification by Seller /s/ HB , and Buyer /s/ DM , Page 10 of 15
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
F.Any party who wrongfully fails or refuses to sign a release acceptable to the title company within 7 days after receipt of the request will be liable to the other party for: (i) damages; (ii) the earnest money; (iii) reasonable attorney's fees; and (iv) all costs of suit.
G.☒ Seller ☐ Buyer intend(s) to complete this transaction as a part of an exchange of like-kind properties in accordance with Section 1031 of the Internal Revenue Code, as amended. All expenses in connection with the contemplated exchange will be paid by the exchanging party. The other party will not incur any expense or liability with respect to the exchange. The parties agree to cooperate fully and in good faith to arrange and consummate the exchange so as to comply to the maximum extent feasible with the provisions of Section 1031 of the Internal Revenue Code. The other provisions of this contract will not be affected in the event the contemplated exchange fails to occur.
19.MATERIAL FACTS: To the best of Seller’s knowledge and belief: (Check only one box)
☐ A. Seller is not aware of any material defects to the Property except as stated in the attached Commercial Property Condition Statement (TXR-1408).
☐ B. Except as otherwise provided in this contract, Seller is not aware of:
(1)any subsurface: structures, pits, waste, springs, or improvements;
(2)any pending or threatened litigation, condemnation, or assessment affecting the Property;
(3)any environmental hazards or conditions that materially affect the Property;
(4)whether the Property is or has been used for the storage or disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground tanks or containers;
(5)whether radon, asbestos containing materials, urea-formaldehyde foam insulation, lead-based paint, toxic mold (to the extent that it adversely affects the health of ordinary occupants), or other pollutants or contaminants of any nature now exist or ever existed on the Property;
(6)any wetlands, as defined by federal or state law or regulation, on the Property;
(7)any threatened or endangered species or their habitat on the Property;
(8)any present or past infestation of wood-destroying insects in the Property’s improvements;
(9)any contemplated material changes to the Property or surrounding area that would materially and detrimentally affect the ordinary use of the Property;
(10)any condition on the Property that violates any law or ordinance.
(Describe any exceptions to (1)-(10) in Paragraph 12 or an addendum.)
20.NOTICES: All notices between the parties under this contract must be in writing and are effective when hand-delivered, mailed by certified mail return receipt requested, sent by a national or regional overnight delivery service that provides a delivery receipt, or sent by confirmed facsimile transmission to the parties addresses or facsimile numbers stated in Paragraph 1. The parties will send copies of any notices to the broker representing the party to whom the notices are sent.
☒ A.Seller also consents to receive any notices by e-mail at Seller’s e-mail address stated in Paragraph 1.
☒ B. Buyer also consents to receive any notices by e-mail at Buyer’s e-mail address stated in Paragraph 1.
21.DISPUTE RESOLUTION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this contract that may arise. If the dispute cannot be resolved by negotiation, the parties will submit the dispute to mediation before resorting to arbitration or litigation and will equally share the costs of a mutually acceptable mediator. This paragraph survives termination of this contract. This paragraph does not preclude a party from seeking equitable relief from a court of competent jurisdiction.
22.AGREEMENT OF THE PARTIES:
A.This contract is binding on the parties, their heirs, executors, representatives, successors, and permitted assigns. This contract is to be construed in accordance with the laws of the State of Texas. If any term or condition of this contract shall be held to be invalid or unenforceable, the remainder of this contract shall not be affected thereby. All individuals signing represent that they have the authority to sign on behalf of and bind the party for whom they are signing.
TXR-1802) 07-08-22    Initialed for identification by Seller /s/ HB , and Buyer /s/ DM , Page 11 of 15
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546
B.This contract contains the entire agreement of the parties and may not be changed except in writing.
C.If this contract is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.
D.Addenda which are part of this contract are: (Check all that apply.)
☒ (1) Property Description Exhibit identified in Paragraph 2;
☒ (2) Commercial Contract Financing Addendum (TXR-1931);
☐ (3) Commercial Property Condition Statement (TXR-1408);
☐ (4) Commercial Contract Addendum for Special Provisions (TXR-1940);
☐ (5) Notice to Purchaser of Real Property in a Water District (MUD);
☐ (6) Addendum for Coastal Area Property (TXR-1915);
☐ (7) Addendum for Property Located Seaward of the Gulf Intracoastal Waterway (TXR-1916);
☐ (8) Information About Brokerage Services (TXR-2501);
☐ (9) Information About Mineral Clauses in Contract Forms (TXR-2509);
☐ (10) Notice of Obligation to Pay Improvement District Assessment (TXR-1955, PID); and
☒ (11) Special Provisions Addendum
.
(Note: Counsel for Texas REALTORS® has determined that any of the foregoing addenda which are promulgated by the Texas Real Estate Commission (TREC) or published by Texas REALTORS® are appropriate for use with this form.)

E.Buyer ☒ may ☐ may not assign this contract. If Buyer assigns this contract, Buyer will be relieved of any future liability under this contract only if the assignee assumes, in writing, all obligations and liability of Buyer under this contract.
23.TIME: Time is of the essence in this contract. The parties require strict compliance with the times for performance. If the last day to perform under a provision of this contract falls on a Saturday, Sunday, or Federal Reserve Bank holiday, the time for performance is extended until the end of the next day which is not a Saturday, Sunday, or federal reserve bank holiday.
24.EFFECTIVE DATE: The effective date of this contract for the purpose of performance of all obligations is the date the title company receipts this contract after all parties execute this contract.
25.ADDITIONAL NOTICES:
A.Buyer should have an abstract covering the Property examined by an attorney of Buyer’s selection, or Buyer should be furnished with or obtain a title policy.
B.If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49, Texas Water Code, requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fees of the district before final execution of this contract.
C.Notice Required by §13.257, Water Code: “The real property, described below, that you are about to purchase may be located in a certificated water or sewer service area, which is authorized by law to provide water or sewer service to the properties in the certificated area. If your property is located in a certificated area there may be special costs or charges that you will be required to pay before you can receive water or sewer service. There may be a period required to construct lines or other facilities necessary to provide water or sewer service to your property. You are advised to determine if the property is in a certificated area and contact the utility service provider to determine the cost that you will be required to pay and the period, if any, that is required to provide water or sewer service to your property. The undersigned purchaser hereby acknowledges receipt of the foregoing notice at or before the execution of a binding contract for the purchase of the real property
TXR-1802) 07-08-22    Initialed for identification by Seller /s/ HB , and Buyer /s/ DM , Page 12 of 15
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546 described in the notice or at closing of purchase of the real property.” The real property is described in Paragraph 2 of this contract.
D.If the Property adjoins or shares a common boundary with the tidally influenced submerged lands of the state, §33.135 of the Texas Natural Resources Code requires a notice regarding coastal area property to be included as part of this contract (the Addendum for Coastal Area Property (TXR-1915) may be used).
E.If the Property is located seaward of the Gulf Intracoastal Waterway, §61.025, Texas Natural Resources Code, requires a notice regarding the seaward location of the Property to be included as part of this contract (the Addendum for Property Located Seaward of the Gulf Intracoastal Waterway (TXR-1916) may be used).
F.If the Property is located outside the limits of a municipality, the Property may now or later be included in the extra-territorial jurisdiction (ETJ) of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and ETJ. To determine if the Property is located within a municipality’s ETJ, Buyer should contact all municipalities located in the general proximity of the Property for further information.
G.Brokers are not qualified to perform property inspections, surveys, engineering studies, environmental assessments, or inspections to determine compliance with zoning, governmental regulations, or laws. Buyer should seek experts to perform such services. Buyer should review local building codes, ordinances and other applicable laws to determine their effect on the Property. Selection of experts, inspectors, and repairmen is the responsibility of Buyer and not the brokers. Brokers are not qualified to determine the credit worthiness of the parties.
H.NOTICE OF WATER LEVEL FLUCTUATIONS: If the Property adjoins an impoundment of water, including a reservoir or lake, constructed and maintained under Chapter 11, Water Code, that has a storage capacity of at least 5,000 acre-feet at the impoundment’s normal operating level, Seller hereby notifies Buyer: “The water level of the impoundment of water adjoining the Property fluctuates for various reasons, including as a result of: (1)an entity lawfully exercising its right to use the water stored in the impoundment; or (2) drought or flood conditions.”
I.PUBLIC IMPROVEMENT DISTRICTS: If the Property is in a public improvement district, Seller is required by §5.014, Property Code to give Buyer a written notice concerning the obligation to pay assessments. The form of the required notice is available as a part of the Notice of Obligation to Pay Improvement District Assessment (TXR-1955).
J.LICENSE HOLDER DISCLOSURE: Texas law requires a real estate license holder who is a party to a transaction or acting on behalf of a spouse, parent, child, business entity in which the license holder owns more than 10%, or a trust for which the license holder acts as a trustee or of which the license holder or the license holder’s spouse, parent or child is a beneficiary, to notify the other party in writing before entering into a contract of sale. Disclose if applicable: .
26.CONTRACT AS OFFER: The execution of this contract by the first party constitutes an offer to buy or sell the Property. Unless the other party accepts the offer by 5:00 p.m., in the time zone in which the Property is located, on July 12, 2023 , the offer will lapse and become null and void.

TXR-1802) 07-08-22    Initialed for identification by Seller /s/ HB , and Buyer /s/ DM , Page 13 of 15
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546

READ THIS CONTRACT CAREFULLY. The brokers and agents make no representation or recommendation as to the legal sufficiency, legal effect, or tax consequences of this document or transaction. CONSULT your attorney BEFORE signing.

Seller:		Hal B Boone	Buyer:		Castle Biosciences, Inc.

By:			By:
	By (signature):	/s/ Hal B Boone		By (signature):	/s/ Derek Maetzold
	Printed Name:			Printed Name:
	Title:			Title:

By:			By:
	By (signature):			By (signature):
	Printed Name:			Printed Name:
	Title:			Title:

TXR-1802) 07-08-22                                     Page 14 of 15
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Commercial Contract - Unimproved Property concerning Narnia Way & FM 528 Friendswood, Texas 77546

AGREEMENT BETWEEN BROKERS
(use only if Paragraph 9B(1) is effective)

Principal Broker agrees to pay ________________________________________________ (Cooperating Broker) a
fee when the Principal Broker’s fee is received. The fee to be paid to Cooperating Broker will be:
$ ___________________ , or

_____________ % of the sales price or

_____________ % of Principal Broker’s fee.

The title company is authorized and directed to pay Cooperating Broker from Principal Broker’s fee at closing.
This Agreement Between Brokers supersedes any prior offers and agreements for compensation between brokers.

Principle:		Cooperating Broker:

By:		By:

ATTORNEYS

Seller’s attorney:	Michael Blue	Buyer’s attorney:	Paul LeBlanc
Terrazas PLLC
Address:	1001 S. Capital of Texas Hwy Bldg 6-250	Address:
Austin, Texas 78746
Phone & Fax:		Phone & Fax:

Email:		Email:

Seller’s attorney requests copies of documents,		Buyer’s attorney requests copies of documents,
notices, and other information:		notices, and other information:

X	the title company sends to Seller.	X	the title company sends to Buyer.

X	Buyer sends to Seller.	X	Seller sends to Buyer.

ESCROW RECEIPT
The title company acknowledges receipt of:

X	A. the contract on this day June 10,2023 (effective date);

B. earnest money in the amount of $_______________ in the form of _____________________________

on _________________.
Title company:	Title Houston Holdings
By:
Assigned file number (GF#):

TXR-1802) 07-08-22                                      Page 15 of 15
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COMMERCIAL CONTRACT FINANCING ADDENDUM
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2010

ADDENDUM TO COMMERCIAL CONTRACT BETWEEN THE UNDERSIGNED PARTIES CONCERNING
THE PROPERTY AT

Narnia Way & FM 528 Friendswood, Texas 77546
The portion of the Sales Price not payable in cash will be paid as follows (Check all that apply.)
☒ A. THIRD PARTY FINANCING:
(1)The contract is contingent upon Buyer obtaining a third party loan(s) secured by the Property in the amount of $ 5,000,000.00 for not less than 5 years with the initial interest rate not to exceed 9.000 % per annum and payments calculated on an amortization period of no less than 5 years.
(2)Buyer will apply for the third party loan(s) described in Paragraph A(1) promptly after the effective date. If Buyer cannot obtain the loan(s), Buyer may give Seller written notice within 60 days after the effective date and the contract will terminate and the earnest money, less any independent consideration under Paragraph 7B(1) of the contract, will be refunded to Buyer. If Buyer does not give such notice within the time required, this contract will no longer be subject to the contingency described in this Paragraph A.
(3)Each note to be executed under this addendum is to be secured by vendor’s and deed of trust liens.
☐ B. ASSUMPTION:
(1)Buyer will assume the unpaid principal balance of the existing promissory note secured by the Property payable to _________________________________________________________ dated ___________________________ which balance at closing will be $_____________.
(2)Buyer’s initial payment will be the first payment due after closing. Buyer’s assumption of the existing note includes all obligations imposed by the deed of trust securing the note, recorded in ____________________________________________________________ (recording reference) in the real property records of the country where the Property is located.
(3)If the unpaid principal balance of the assumed loan as of the date of closing varies from the loan balance stated in Paragraph B(1), the cash payable at closing will be adjusted by the net amount of any variance; provided, if the total principal balance of the assumed loan varies in an amount greater than $______________ at closing, either party may terminate this contract and the earnest money will be refunded to Buyer unless either party elects to eliminate the excess in the variance by an appropriate adjustment at closing.
(4)Buyer may terminate the contract and the earnest money, less any independent consideration under Paragraph 7B(1) of the contract, will be refunded to Buyer if the note holder on assumption requires:
(a)Buyer to pay an assumption fee in excess of $_____________ and Seller declines to pay such excess;
(b)an increase in the interest rate to more than _________%; or
(c)any other modification of the loan documents.
(5)Unless Seller is released of liability on any assumed note, Seller requires a vendor’s lien and deed of trust to secure assumption, which will be automatically released on execution and delivery of a release by the note holder.

(TXR-1931) 01-26-10    Initialed for identification by Seller /s/ HB , ____ and Buyer /s/ DM , Page 1 of 4
This form is for the exclusive use of the subscriber named below. Any use by others is strictly prohibited. Use of this form does not indicate membership in Texas REALTORS®.
Company name goes here, 1360 Post Oak Blv., Suite 1900 HOUSTON TX 77056 Phone: (713)985-4626 Fax: Castle Biosciences
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Commercial Contract Financing Addendum concerning Narnia Way & FM 528 Friendswood, Texas 77546
(6)If assumption approval is required by the note holder, Buyer will apply for assumption approval within _____ days after the effective date of the contract and will make every reasonable effort to obtain assumption approval. If Buyer cannot obtain assumption approval, Buyer may give Seller written notice within _______ days after the effective date and the contract will terminate and the earnest money, less any independent consideration under Paragraph 7B(1) of the contract, will be refunded to Buyer. If Buyer does not give such notice within the time required and Buyer does not close because Buyer is not able to assume the existing note, Buyer will be in default.
☐ C. SELLER FINANCING:
(1)At closing, Buyer will execute and deliver a promissory note (the note) from Buyer to Seller in the amount of $_, bearing _% interest per annum. Matured, unpaid amounts will bear interest at the maximum rate of interest allowed by law.
(2)The note will be payable as follows:
☐ (a) In one payment, due _____________________________________________ after the date of the note, with interest payable: ☐ (i) monthly ☐ (ii)______________________________.
☐ (b) In installments of $ _______________________ ☐ including interest ☐ plus interest beginning ___________________________________________ after the date of the note and continuing at ☐ monthly ☐_____________________________ intervals thereafter for _________________when the entire balance of the note will be due and payable.
☐ (c) Interest only in ☐ monthly ☐ ☐ installments for the first _____________ years and thereafter in installments of _______________ ☐ including interest ☐ plus interest beginning _______________________________after the date of the note and continuing at ☐ monthly ☐ _______________________ intervals thereafter for _____________________ when the entire balance of the note will be due and payable.
(3)The note will be secured by vendor’s and deed of trust liens and an assignment of leases payable at the placed designated by Seller.
(4)The note will provided that if Buyer fails to timely pay an installment within 10 days after the installment is due, Buyer will pay a late fee equal to 5% of the installment not paid.
(5)The note ☐ will ☐ will not provide for liability (personal or corporate) against the maker in the event of default.
(6)The note may be prepaid in whole or in part at any time without penalty. Any prepayments are to be applied to the payment of the installments of principal last maturing and interest will immediately cease on the prepaid principal.
(7)The lien securing payment of the note will be inferior to any lien securing any superior note described in this addendum. If an owner’s policy of title insurance is furnished, buyer, at Buyer’s expense, will furnish Seller with a mortgagee title policy in the amount of the note at closing.
(8)If all or any part of the Property is Sold or Conveyed without Seller’s prior written consent, Seller, at Seller’s option, may declare the outstanding principal balance of the note, plus accrued interest, immediately due and payable. Any of the following is not a sale or conveyance of the Property:
(a)the creation of a subordinate lien;
(b)the creation of a subordinate lien;
(c)a sale under a subordinate lien;
(d)a deed under threat or order of condemnation;
(e)a conveyance solely between the parties; or
(f)the passage of title by reason of death of a maker or operation of law.
(TXR-1931) 1-26-10    Initialed for identification by Seller /s/ HB , ____ and Buyer /s/ DM , ______ Page 2 of 4
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Commercial Contract Financing Addendum concerning Narnia Way & FM 528 Friendswood, Texas 77546
(9)Deposits for Taxes and Insurance: Together with the principal and interest installments, Buyer ☐ will ☐ will not deposit with Seller a pro rata part of the estimated annual ad valorem taxes on the Property and a pro rata part of the estimated annual insurance premiums for the improvements on the Property.
(a)If Buyer deposits taxes and insurance deposits with Seller, Buyer agrees that the taxes and insurance deposits are only estimates and may be insufficient to pay total taxes and insurance premiums. Buyer agrees to pay any deficiency within 30 days after Seller notifies Buyer of any deficiency. Buyer’s failure to pay the deficiency is a default under the deed of trust.
(b)If any superior lien holder on the Property collects payments for taxes and insurance, any requirement to deposit taxes and insurance deposits with Seller under this addendum is inoperative so long as payments are being made to the superior lien holder.
(10)Any event that constitutes a default under any superior lien constitutes a default under the deed of trust securing the note.
(11)The note will include a provision for reasonable attorney’s fees for any collection action.
(12)Unless the parties agree otherwise, the form of the note and loan documents will be as found in the current edition of the State Bar of Texas Real Estate Forms Manual without any additional clauses.
☐ D. CREDIT APPROVAL ON ASSUMPTION OR SELLER FINANCING:
(1)To establish Buyer’s creditworthiness for assumption approval or seller financing, Buyer will deliver to Seller the following information (Buyer’s documentation) within _____ days after the effective date of the contract:
☐ (a) verification of employment, including salary;
☐ (b) verification of funds on deposit in financial institutions;
☐ (c) current financial statement;
☐ (d) credit report;
☐ (e) tax returns for the following years _______________________________________;
☐ (f) _______________________________________________________________________ ___________________________________________________________________________.
(2)If Buyer does not timely deliver Buyer’s documentation or Seller determines, in Seller’s sole discretion, that Buyer’s creditworthiness is not acceptable, Seller may terminate the contract by giving written notice to Buyer not later than days after the date Buyer must deliver Buyer’s documentation under Paragraph D(1) and the earnest money, less any independent consideration under Paragraph 7B(1) of the contract, will be refunded to Buyer. If Seller does not timely terminate the contract under this paragraph, Seller will be deemed to have accepted Buyer’s credit.
☐ E. SPECIAL PROVISIONS:

(TXR-1931) 1-26-10    Initialed for identification by Seller /s/ HB , ____ and Buyer /s/ DM , ______ Page 3 of 4
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Commercial Contract Financing Addendum concerning Narnia Way & FM 528 Friendswood, Texas 77546

Seller:		Hal B Boone	Buyer:		Castle Biosciences, Inc.

By:			By:
	By (signature):	/s/ Hal B Boone		By (signature):	/s/ Derek Maetzold
	Printed Name:			Printed Name:	Derek Maetzold
	Title:			Title:	President and CEO

By:			By:
	By (signature):			By (signature):
	Printed Name:			Printed Name:
	Title:			Title:

(TXR-1931) 1-26-10    Initialed for identification by Seller /s/ HB , ____ and Buyer /s/ DM , ______ Page 4 of 4
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SPECIAL PROVISIONS ADDENDUM TO
COMMERCIAL CONTRACT - UNIMPROVED PROPERTY
BETWEEN HAL B. BOONE, AS SELLER, AND
CASTLE BIOSCIENCES, INC. OR ITS ASSIGNS, AS BUYER, RELATING TO
THAT CERTAIN REAL PROPERTY LOCATED IN GALVESTON COUNTY, TEXAS

This Special Provision Addendum to Commercial Contract - Unimproved Property (this “Addendum”) is entered into between HAL B. BOONE, an individual residing in Friendswood, Texas (the “Seller”), and CASTLE BIOSCIENCES, INC., a Delaware corporation, or its assigns (the “Buyer”), and amends that certain Commercial Contract - Unimproved Property of even date herewith executed by Seller and Buyer (as amended or otherwise modified from time to time, the “Contract”), relating to the sale and purchase of the real property described above (the “Property”) as such Property is further described in the Contract. To the extent that the terms of this Addendum conflict with the terms of the Contract, the terms of this Addendum shall control. All capitalized terms used, but not defined, herein shall have the same meaning as in the Contract except where otherwise specifically defined.
Seller and Buyer agree as follows:
1. Legal Description. The following language shall be added at the end of Paragraph 2.A. of the Contract:
“The survey (as described in Paragraph 6.B. hereof) will contain a field note description of the Property, which shall (once approved by Seller and Buyer, which approval will not be unreasonably withheld, conditioned or delayed) be the description of the Property used in (i) the special warranty deed from Seller to Buyer delivered at closing and (ii) the other closing documents (as applicable) delivered at closing.”
2. Title Policy. Paragraph 6.A.(2) is deleted in its entirety and amended to read as follows:
“(2) Buyer shall have the right to cause the title company to issue any endorsements (“Buyer Endorsements”) to title policy as Buyer may elect, at Buyer’s sole cost and expense. Seller shall deliver to the title company such customary owner’s affidavit as is reasonably necessary to permit the title company to issue the tile policy with the Buyer Endorsements that Buyer elects to purchase.”
3. Required cure matters. The following language shall be added at the end of Paragraph 6.C.(1) of the Contract:
“Notwithstanding anything to the contrary set forth in this Contract (as amended by the Addendum), seller shall cause any real property taxes or assessments for 2022 and prior years, and any deeds of trust mortgages, mechanic’s liens and liens which may be cured by the payment of discernible amount (unless caused solely by Buyer or Buyer’s representatives) (collectively, “Required Cure Matters”) disclosed on any title commitment or update thereof, and such Required Cure Matters to be fully discharged and released on or before the closing date, in a manner reasonably acceptable to Buyer and at no additional cost to Buyer. Buyer shall have no obligation to object to any such Required Cure Matters, all of which shall automatically deemed unpermited exceptions.”
4. Curing Title Objections. The second and third sentences of Paragraph 6.C.(2) of the Contract are hereby deleted in their entirety and replaced with the following:
“The closing date will be extended as necessary to provide such time to cure the objection that Seller has agreed to cure. If Seller fails to cure the objections by the time required, Buyer may, as its sole and exclusive remedy, terminate this contract by providing written notice to Seller within 5 days after the time by which Seller must cure the objections.”
5. Feasibility Period Extension. Paragraph 7.B.(2) of the Contract is hereby deleted in its entirety and replaced with the following:
“(2) Buyer shall have the right, but not the obligation, to extend the feasibility period for (2) periods of thirty (30) days each (individually an “Extension Period” and collectively, the “Extension Periods”) by providing (i) written notice to Seller on or prior to the expiration of the feasibility period or the then-current Extension Period, as applicable, and (ii) the payment of the Additional Earnest Money (as defined below) on or prior to the expiration of the feasibility period or the then-current Extension Period, as applicable. As used herein, the term “Additional Earnest Money” shall mean the amount of Twenty Thousand and 00/100 Dollars ($20,000.00). Nine Thousand and 00/100 Dollars ($9,000.) of the Additional Earnest Money delivered in connection with the first Extension Period will be retained by Seller as additional independent consideration for Buyer’s unrestricted right to terminate. The remainder of the Additional Earnest Money, once paid to the title company, shall become a part of the earnest money under the Contract for all purposes. All of the Additional Earnest Money delivered under this paragraph shall be applied against the sales price at closing.”
6. Buyer’s Entry on the Property. Paragraph 7.C.(3) of the Contract is hereby deleted in its entirety and replaced with the following:
“Notwithstanding anything to the contrary contained in this contract: (a) the right of entry hereunder will terminate automatically upon any termination of contract; (b) any entry of Buyer and/or its employees and agents onto the Property is at the sole risk of Buyer and its employees and agents, except as otherwise set forth in this Paragraph; (c) Buyer hereby releases Seller from all liabilities, obligations and claims of any kind or nature arising out of or in connection with the entry of Buyer and/or its employees and agents onto the Property (other than those which arise as a result of the gross negligence or intentional misconduct of Seller or its employees or agents and other than any environmental conditions existing on the Property that are merely discovered by Buyer as a result of its activities conducted on the Property pursuant to this contract) INCLUDING WITHOUT LIMITATION ALL LIABILITIES,

OBLIGATIONS AND CLAIMS ARISING OUT OF ANY NEGLIGENCE ON THE PART OF SELLER, IT BEING EXPRESSLY AGREED AND UNDERSTOOD THAT THIS PROVISION SHALL BE EFFECTIVE TO RELEASE SELLER FROM CLAIMS ARISING OUT OF SELLER’S OWN NEGLIGENCE; (d) other than in connection with a Phase 1 environmental site assessment or a geotechnical survey of the Property, neither the Buyer nor any of its employees or agents will conduct any drilling or boring activities withing the Property or engage in any invasive or destructive testing of any kind or nature within the Property without the prior written consent of Seller, which consent will not be unreasonably withheld, conditioned or delayed; (e) Buyer shall pay when due all costs and expenses related to the activities of Buyer and/or its employees and agents upon, within or with respect to the Property and BUYER AGREES TO INDEMNIFY AND HOLD AND SAVE SELLER HARMLESS FROM AND AGAINST ALL SUCH COSTS AND EXPENSES AND ALL OBLIGATIONS, LIABILITIES, CLAIMS AND COSTS ARISING IN CONNECTION THEREWITH, INCLUDING WITHOUT LIMITATION COURT COSTS AND REASONABLE ATTORNEYS’ FEES; and (f) Buyer shall not permit any liens to attach to the Property by reason of any activities of Buyer or its employees and agents. This paragraph survives termination of this contract.”
7. Delivery of Property Information. The first clause of Paragraph 7.D.(1) of the Contract prior to the colon is hereby deleted in its entirety and replaced with the following:
“Within 5 days after the effective date, Seller will deliver to Buyer, without representation or warranty as to the accuracy, completeness, or ownership thereof, the following to the extent in Seller’s possession or control:”
8. Satisfaction of Liens at Closing. Paragraph 10.C.(1) of the Contract is hereby deleted in its entirety and replaced with the following:
“with no liens, assessments, or other security interests against the Property which will not be satisfied our of the sales price, unless securing loans Buyer assumes or arising from work for which Buyer ordered or is otherwise responsible to pay for,”
9. Closing Documents. The following language shall be added at the end of Paragraph 10.F. of the Contract:
“The Special Warranty Deed to be delivered at closing shall be in substantially the same form as attached hereto as Exhibit “B” and incorporated herein by reference for all purposes.”
10. Rollback Taxes. Paragraph 14.B. is deleted in its entirety and amended to read as follows:
“Seller agrees to provide Buyer a credit at closing in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) for rollback taxes which may become due on the Property after closing for periods related to when Seller owned the Property. Following closing, Buyer shall be solely responsible for any rollback taxes or other taxes, penalties, or interest related to the Property, regardless of whether or no they related to the period when Seller owned the Property. Buyer shall indemnify and hold Seller harmless for any such taxes, interest, or penalties. The provisions of this Paragraph 14.B shall survive closing.”
11. Buyer’s Remedies. Paragraph 15.C of the Contract is hereby deleted in its entirety and replaced with the following:
“Except as provided in Paragraph 15B, if Seller fail to comply with this contract with respect to any provision that does not provide a specific remedy for such failure, Seller is in default and Buyer may:
(1)Terminate this contract and receive the earnest money, less any independent consideration under Paragraph 7B(1), as liquidated damages and as Buyer’s sole and exclusive remedy; or
(2)enforce specific performance; provided, however, that Buyer’s right to the remedy of specific performance is conditioned on the following: Buyer must
(x) notify seller in writing of Buyer’s intent to seek specific performance and
(y) file a lawsuit seeking specific performance, all within 60 days of the expiration of the notice and cure period required by this contract.”
12.Amendment of the Contract. Paragraph 22.B of the Contract is hereby deleted in its entirety and replaced with the following:
“This contract contains the entire agreement of the parties and may not be changed except in writing signed by both the Buyer and Seller.”
13.Assignment. Paragraph 22.E of the Contract is hereby deleted in its entirety and replaced with the following:
“Buyer will not assign, transfer, or convey its rights or obligations under this contract or with respect to the Property without Seller’s written consent. However, Buyer may assign its rights under this contract without Seller’s consent to an Affiliate (as defined below), as long as (a) Buyer gives Seller written notice of the assignment at least five (5) days before the closing date, and the notice includes the name of the assignee and the assignee’s signature block, and (b) the Affiliate assumes, jointly and severally, in writing Buyer’s obligations under this contract and agrees in writing to be subject to all of the terms and conditions in this contract. The term “affiliate” means (a) an entity that directly or indirectly controls, is controlled by, or is under common control with the Buyer, (b) any fund or entity sponsored by Buyer, or (c) and entity at least a majority of whose economic interest is owned by Buyer; the term “control” means the power to direct the management of the entity through voting rights, ownership, or contractual obligations.”
14.Seller’s Covenants, Representations and Warranties. Paragraph 19 of the Contract is hereby deleted in its entirety. In lieu thereof, Seller hereby covenants, agrees with, and represents and warrants to Buyer, effective as of the date of execution of the Contract and as of the date of the closing, that:

(a)Status and Authority of Seller. Seller has full right, title, authority, and capacity to execute and perform the Contract and to consummate all of the transactions contemplated herein. No consent, waiver, approval or authorization is required from any person or entity in connection with the execution, delivery and performance of the Contract by Seller. The Contract is fully binding on and enforceable against Seller except as limited by bankruptcy or other laws and general principles of equity.
(b)No Prohibitions. Seller is not prohibited from (i) executing or delivering the Contract, (ii) complying with the terms of the Contract, or (iii) consummating the transactions contemplated by the Contract by any applicable governmental requirement, agreement, instrument, restriction, or by a judgment, order, or decree of any governmental authority having jurisdiction over Seller or Seller’s properties.
(c)No Breach. Performance of the Contract will not result in any breach of or constitute any default under, any agreement or other instrument to which Seller is a party or by which Seller might be bound.
(d)Intentionally deleted.
(e)Seller not a Foreign Person. Seller is not a Foreign Person within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1954, as amended, and any applicable regulations thereunder.
(f)OFAC. Seller is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign asset Control of the Department of Treasury (“OFAC”) (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transaction with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
(g)No Bankruptcy or Insolvency Proceedings. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Seller and Seller has received no notice of any of the same pending or threatened against Seller or the Property.
(h)No Liens. At closing, the Property will be conveyed free and clear of all mechanic’s liens, liens, mortgages, or encumbrances of any nature except those matters approved or deemed approved by Buyer pursuant to the Contract, and no work has been performed within the past 24 months or is currently in progress by Seller, and no materials have been furnished to the Property or any portion thereof, which might give rise to mechanic’s materialman’s, or other liens against the Property, or any portion thereof.
(i)No Lease; Parties in Possession. There are no other leases on the Property or on any part thereof, and there are no other parties in possession of the Property or of any part thereof. There are no brokerage or leasing agreements currently in existence related to the rental or use of all or any part of the Property, nor have there been any such agreements in the last two years.

(j)Condemnation. There are no pending or, to the knowledge of Seller, threatened condemnation or eminent domain proceedings, moratoriums upon zoning, platting, construction, or extension or connection of utilities, or suites affecting the Property or any part thereof, or assessments affecting the Property, or any part thereof, nor to the best knowledge and belief of Seller are any such proceedings or assessments contemplated by any governmental authority.
(k)No Litigation. There are no claims, actions, lawsuits, or proceedings pending, or, to the knowledge of Seller threatened, against Seller or the Property which can materially adversely affect the Property or could affect Seller’s ability to consummate the transactions contemplated by the Contract.
(l)Compliance with Laws. Seller has not received any notice, written or otherwise, from any governmental or quasi-governmental authority requiring the correction of any condition with respect to the Property.
(m)Environmental. Seller has not received any written notice that either Property or Seller is in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to the health or the environment (hereinafter sometimes collectively called “Applicable Environmental Laws”), including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), the Resource Conservation and Recovery Act of 1976 (“RCRA”), the Texas Water Code and the Texas Solid Waste Dispose Act. The terms “hazardous substance” and “release” shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) shall have the meanings specified in RCRA; provided, to the extent that laws of the State of Texas establish a meaning for “hazardous substance,” or “release,” “solid wast,” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.
(n)No Tax Protest. For the prior two tax years, Seller has not retained any person or firm to file any notice of protest against, or to commence any action to review, any real property tax assessment against the Property.
(o)Insurance. Seller has not received, and has no other knowledge or information of, a notice from an insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Property which has not been performed, or requiring an increase in the insurance rates applicable to the Property.
(p)No Liabilities. All obligations of Seller arising from the ownership operation of the Property and business operated thereon, including, without limitation, taxes, salaries and leasing commissions, have been paid as they became due or will be paid at or prior to closing. Except for debts, liabilities, and obligations for which provision is made in the Contract for proration or other adjustment at closing and for the permitted encumbrances, there will be no debts, liabilities, or obligations of Seller with respect to the Property outstanding as of the date of the closing.
(q)Material Facts. To the best of Sellers knowledge and belief and except as otherwise provided in the Contract, Seller is not aware of:

(i)any subsurface: structures, pits, waste, springs, or improvements, other than the abandoned pipeline running through Property;
(ii)except as may have occurred with respect to the abandoned pipeline running through the Property, whether the Property is or has been used for the storage or disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground tanks or containers;
(iii)whether radon, asbestos containing materials, urea-formaldehyde insulation, lead-based paint, toxic mold (to the extent that it adversely affects the health of ordinary occupants), or other pollutants or contaminants of any nature now exist or ever existed on the Property;
(iv)any wetlands, as defined by federal or state law or regulation, on the Property;
(v)any threatened or endangered species or their habitat on the Property;
(vi)any contemplated material changes to the Property or surrounding area that would materially and detrimentally affect the ordinary use of the Property; or
(vii)any condition on the Property that violates any law or ordinance.
(r)Covenants of Seller. Seller hereby covenants that during the Contract:
(i)Seller shall not commit waste of the Property, shall keep the Property in good order and repair and shall operate and manage the Property consistent with past practice.
(ii)Seller shall comply with all federal, state, and municipal laws, ordinances, codes, regulations and orders relating to the Property, as the same as presently enforced.
(iii)Seller shall give the Buyer immediate written notice of the institution by Seller or receipt of written notice or other knowledge by Seller of any litigation or threatened litigation, arbitration, or administrative hearing affecting the Seller or the Property which would in any way constitute or have the effect of presently or in the future creating a lien or claims or obligations of any kind against the Property or the owner thereof.
(iv)Seller shall not lease, convey, or further encumber any portion of the Property in any manner without the prior written consent of Buyer.
(v)Seller shall pay all claims for bills outstanding at the closing of the Contract or received thereafter for labor done and/or services rendered and/or materials supplied to the Property pursuant to the request of Seller prior to closing, and shall indemnify and hold Buyer harmless from any liability for such.

(vi)Seller shall not enter or extend any service contracts pertaining to the Property which would bind the Property following closing. Prior to closing, Buyer shall notify Seller of any existing service contracts which Buyer shall elect to continue under following closing, and Seller shall cooperate with Buyer in having all such service contracts assigned to Buyer prior to or at closing. For existing service contracts which Buyer elects to not assume following closing, Seller shall terminate such contracts effective at or prior to closing.
15.Buyer’s Conditions Precedent to Closing: Notwithstanding anything in the Contract to the contrary, Buyer’s obligation to close the transaction contemplated hereby is contingent upon the following conditions (collectively, the “Closing Conditions”):
(a)the Property appraising for not less than the sales price; and
(b)Buyer receiving approval of the environmental condition of the Property from Buyer’s lender.
If the Closing Conditions are not satisfied prior to or on the closing date, Buyer shall have the right, upon written notice to Seller prior to or on the closing date, to terminate this Contract and recover the earnest money plus any interest earned thereon, whereupon neither party shall have any further rights or obligations hereunder except for those that expressly survive termination or closing. Buyer shall the right to waive any condition to closing at its sole discretion.
16.Buyer’s Covenants, Representations and Warranties. Buyer hereby covenants agrees with, and represents and warrants to Seller, effective as of the date of execution of the Contract and as of the date of the closing, that:
(a)Status and Authority of Buyer. Buyer has been duly organized and is in good standing under the laws of the state of its organization. Buyer has full right, title, authority, and capacity to execute and perform the Contract and to consummate all of the transactions contemplated herein. The execution, delivery, and performance of the Contract have been duly authorized, and no other action by Buyer is required for the valid and binding execution, delivery, and performance of the Contract, except as otherwise expressly provided. The Contract is fully binding on and enforceable against Buyer except as limited by bankruptcy or other laws and general principles of equity.
(b)OFAC. Buyer is not, nor will it become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Assets Control of the Department of Treasury (“OFAC”) (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.
(c)Knowledge of Buyer. Buyer has no actual knowledge of any facts or circumstances that Buyer has not disclosed to Seller and which would reveal any breach of any representation, warranty or covenant on the part of Seller under the Contract.

17.Notice and Opportunity to Cure. In the event of any breach of any representation, warranty, or covenant by either party under the Contract or this Addendum (other than Buyer’s failure to timely deliver the earnest money or to deliver the sales price to Seller at closing) or any other default by either party under the Contract or this addendum (the breaching or defaulting party being referred to herein as the “Defaulting Party”) the other party (the “Non-Defaulting Party”) will not exercise any of such Non-Defaulting Party’s rights or remedies under the Contract until and unless the Non-Defaulting Party’s rights or remedies under the Contract until and unless the Non-Defaulting Party has provided to the Defaulting Party a written notice of the breaches or defaults of the Defaulting Party (the “Default Notice”) and the Defaulting Party has failed to remedy or cure the breaches or defaults specified in the Default Notice within five (5) days after the date of the Non-Defaulting Party’s delivery of the Default Notice. If multiple defaults occur, the curing period shall run from the date of the initial default and not from the date of any subsequent default.
18.AS IS. BUYER IS ACQUIRING THE PROPERTY AS IS, WHERE IS, WITH ALL FAULTS AND DEFECTS, AND BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE WARRANTY OF TITLE IN THE DEED TO BE DELIVERED BY SELLER AT CLOSING AND THE SPECIFIC REPRESENTATIONS AND WARRANTIES IN THE CONTRACT, SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING, OR WITH RESPECT TO (A) THE NATURE, QUALITY, OR CONDITION OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE WATER, SOIL, AND GEOLOGY, OR THE PRESENCE OR ABSENCE OF ANY POLLUTANT, HAZARDOUS WASTE, GAS, OR SUBSTANCE OR SOLID WASTE ON OR ABOUT THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY INTEND TO CONDUCT, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION, (E) THE HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER RELATED TO OR CONCERNING THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT; AND BUYER WILL NOT SEEK RECOURSE AGAINST SELLER ON ACCOUNT OF ANY LOSS, COST, OR EXPENSE SUFFERED OR INCURRED BY BUYER WITH REGARD TO ANY OF THE MATTERS DESCRIBED IN CLAUSES (A) THROUGH (F) ABOVE. BUYER ACKNOWLEDGES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER. BUYER FURTHER ACKNOWLEDGES THAT NO INDEPENDENT INVESTIGATION OR VERIFICATION HAS BEEN OR WILL BE MADE BY SELLER WITH RESPECT TO ANY INFORMATION SUPPLIED BY OR ON BEHALF OF SELLER CONCERNING THE PROPERTY, AND SELLER MAKES NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THAT INFORMATION, IT BEING INTENDED

BY THE PARTIES THAT BUYER WILL VERIFY THE ACCURACY AND COMPLETENESS OF THAT INFORMATION ITSELF. BUYER ACKNOWLEDGES THAT THE DISCLAIMERS, AGREEMENTS, AND OTHER STATEMENTS IN THIS SECTION ARE AN INTEGRAL PORTION OF THIS CONTRACT AND THAT SELLER WOULD NOT AGREE TO SELL THE PROPERTY TO BUYER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS, AGREEMENTS, AND OTHER STATEMENTS IN THIS SECTION. The provisions of this paragraph shall survive the closing under the Contract.
19.Notice of Non-Representation of Seller.     SELLER HEREBY ACKNOWLEDGES THAT SEYFARTH SHAW LLP HAS ONLY SERVED AS COUNSEL FOR BUYER AND HAS NOT UNDERTAKEN TO REPRESENT SELLER IN THIS TRANSACTION. SELLER ACKNOWLEDGES THAT IT HAS THE RIGHT TO SEEK THE ADVICE OF ITS OWN LEGAL COUNSEL WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREBY.
20.Broker Indemnification. Each party represents and warrants to the other that, except as set forth in Section 9 of the Contract, there has been no broker, finder, real estate agent or similar agent engaged in connection with the transaction contemplated hereby and each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker, finder or agent by, through or on account of any acts of the indemnifying party or its agents, employees or representatives, the indemnifying party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including, without limitation, attorneys’ fees, accountants’ fees, court costs and interest) in connection therewith. The provisions of this Section shall survive closing.
21.Counterparts. The Contract and this Addendum may be executed in multiple counterparts of each of which shall constitute and original, and together which shall constitute one and the same document.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

SIGNATURE PAGE TO
ADDENDUM TO COMMERCIAL CONTRACT - UNIMPROVED PROPERTY
SELLER:

/s/ Hal B. Boone
HAL B. BOONE

BUYER:
CASTLE BIOSCIENCES, INC.,
a Delaware corporation

By:	/s/ Derek Maetzold
Name:	Derek Maetzold
Title:	President and CEO

EXHIBIT “A”
To Commercial Contract - Unimproved Property
between
HAL B. BOONE
and
CASTLE BIOSCIENCES, INC. or its assigns
Property Description

[see attached]

EXHIBIT “B”
To Commercial Contract - Unimproved Property
between
HAL B. BOONE
and
CASTLE BIOSCIENCES, INC. or its assigns
SPECIAL WARRANTY DEED